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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) January 16, 2001

                                 QUEST NET CORP.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)



       000-24447                                        84-1331134
(Commission File Number)                   (IRS Employer Identification Number)


                    1250 EAST HALLANDALE BOULEVARD, SUITE 502
                            HALLENDALE, FLORIDA 33009
                    (Address of principal executive offices)

                                 (954) 457-0900
              (Registrant's telephone number, including area code)





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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS


         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward looking statements are subject to certain risks, uncertainties and assumptions relating to QNet's operations and results of operations, competitive factors in the telecommunications industry, economic conditions, regulatory and technological developments and other risks and uncertainties that may be beyond the control of QNet. Such risks and uncertainties include, but are not limited to, QNet's ability to satisfy its debt service requirements, increased competition in the telecommunications industry, emergence of new technologies, shifts in market demand, QNet's ability to respond to and identify customer preferences, availability of capital to finance future capital expenditures necessary to maintain and expand QNet's operations, the implementation of QNet's sales and marketing and other business strategies, as well as numerous other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, QNet's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected or intended.



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ITEM 1.  CHANGE OF CONTROL.

         Set forth below in Items 2 and 5 is a complete disclosure of the matters required to be disclosed in this Item 1.




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 16, 2001, the Board of Directors of QNet approved the acquisition of all of the outstanding capital stock of Vidikron of America, Inc., a Delaware corporation ("Vidikron"). The acquisition was also approved by both Vidikron's Board of Directors and by Markland, LLC, Vidikron's sole stockholder. The acquisition was effected pursuant to an Exchange Agreement and Plan of Reorganization (the "Exchange Agreement") among QNet, Vidikron and Markland, LLC. Pursuant to the terms of the Exchange Agreement, Vidikron's stockholders will receive 10 shares of Series B Convertible Preferred Stock (the "Series B Stock") which, after conversion to QNet common stock, will equal approximately 85% of the outstanding common stock of QNet, on a non-diluted basis. Upon closing of the transaction, which is expected to take place before the end of the second quarter of this year, Vidikron will become a wholly-owned subsidiary of QNet.

         Vidikron representatives will constitute a majority of the Board of Directors of QNet. To complete the transaction, both QNet's Board and a majority of stockholders have approved by written consent articles of amendment to QNet's Articles of Incorporation, with the result that (a) QNet will effect a 40-for-1 reverse stock split in the outstanding common stock of QNet (the "Reverse Split"), (b) the company name will change to "Markland Technologies, Inc." and
(c) QNet will establish a new series preferred stock, namely the Series B Stock. QNet anticipates that the amendments will take effect on or about May 4, 2001, following the filing of a definitive information statement in connection with the Exchange Agreement.

         After giving effect to the Reverse Split and the concurrent conversion of the Series B Stock, and assuming the exercise of common stock conversion rights by a holder of a $3.5 million promissory note, the aggregate number of shares of common stock outstanding will be 37,412,000, of which Markland will own approximately 85%.

         For more information with respect to the terms of the acquisition, reference is made to the Exchange Agreement and Plan of Reorganization attached as Exhibit 2.1 to this report, which is incorporated herein by reference.

         DESCRIPTION OF VIDIKRON

         Vidikron of America is a manufacturer of high-end projection systems and support accessories for the Home Theater, consumer and commercial markets. Its products and technology are available in more than 40 countries.

ITEM 5.  OTHER EVENTS.

         On March 16, 2001, QNet issued a press release announcing the execution of the Exchange Agreement and Plan of Reorganization among QNet, Vidikron and Markland, LLC, the sole stockholder of Vidikron. This press release is filed here as Exhibit 99.1 and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

         (a) Financial Statements of Business Acquired.

         Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information by amendment to this report as soon as it is available and in any event by June 4, 2001.

         (b) Pro Forma Financial Information.

         Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information by amendment to this report as soon as it is available, and in any event by June 4, 2001.


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Exhibits

    Exhibit 2.1  - Exchange Agreement and Plan of Reorganization among Quest Net
                   Corp., Markland, LLC, and Vidikron of America, Inc., dated March 16, 2001.

    Exhibit 3.1  - Articles of Amendment to the Articles of Incorporation of
                   Quest Net Corp.

    Exhibit 99.1 - Press Release, dated March 16, 2001, announcing execution of
                   Exchange Agreement and Plan of Reorganization.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUEST NET CORP.



                                       By: /s/ Charles Wainer
                                           -------------------------------------
                                           Charles Wainer, President


Date: April 10, 2001



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                                 EXHIBIT INDEX


      EXHIBIT
      NUMBER                            DESCRIPTION
      -------                           -----------
    Exhibit 2.1  -- Exchange Agreement and Plan of Reorganization among Quest
                    Net Corp., Markland, LLC, and Vidikron of America, Inc.,
                    dated March 16, 2001.

    Exhibit 3.1  -- Articles of Amendment to the Articles of Incorporation of
                    Quest Net Corp.

    Exhibit 99.1 -- Press Release, dated March 16, 2001, announcing execution of
                    Exchange Agreement and Plan of Reorganization.